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                                                                    Exhibit 99.1

[TECHTEAM LOGO]                                                      NEWSRELEASE

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                                                         NASDAQ - NM -- "TEAM"

FOR IMMEDIATE RELEASE, September 29, 2005

TECHTEAM GLOBAL ANNOUNCES SECOND EXTENSION OF GLOBAL SPOC SERVICES CONTRACT WITH FORD MOTOR COMPANY

Single Point of Contact (SPOC) contract provides global helpdesk and deskside IT support services to Ford Motor Company worldwide

SOUTHFIELD, MICHIGAN, September 29, 2005...TECHTEAM GLOBAL, INC., (Nasdaq:
TEAM), a worldwide provider of information technology ("IT") and business process outsourcing support services, today announced that Ford Motor Company has agreed to extend its current global SPOC services contract with TechTeam for a second period of up to 60 days, following the previously announced 60-day extension of the original contract, which expired July 31, 2005. The terms and conditions of the second extension, which commences October 1, 2005, remain consistent with the terms and conditions of the original three-year agreement.

"While we have been in negotiations with Ford for several months to renew our previous agreement, this contract covers a wide range of products and services and a significant number of Ford's global subsidiaries. We remain confident that we will execute a long-term renewal of the SPOC services contract with Ford," stated Jim Hoen, TechTeam's Vice President of Sales and Marketing for North America.

TECHTEAM GLOBAL, INC. is a worldwide provider of information technology and business process outsourcing support services to Fortune 1000 corporations, multinational companies, product providers, small and mid-sized companies, and government entities. TechTeam's ability to integrate computer services into a flexible, total single-point-of-contact (SPOC) solution is a key element of its success. Partnerships with some of the world's "best-in-class" corporations provide TechTeam with unique expertise and experience in providing information technology support solutions, including diversified IT outsourcing services, government technology services, IT consulting and systems integration, technical staffing, and learning services. For information about TechTeam Global, Inc. and its outstanding services, call 1-800-522-4451 or visit www.techteam.com. TechTeam's common stock is traded on the Nasdaq National Market under the symbol "TEAM."

                                   -- More --

              27335 West 11 Mile Road, Southfield, Michigan 48034
        Telephone (248) 357-2866 - Fax (248) 357-2570 - www.techteam.com
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[TECHTEAM LOGO]                                                      NEWSRELEASE

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Headquartered in Southfield, Michigan, TechTeam also has locations in Dearborn,
Michigan; Davenport, Iowa; Chantilly and Herndon, Virginia; Portsmouth, Rhode Island; Bethesda and Germantown, Maryland; Brussels and Gent, Belgium; Uxbridge, United Kingdom; Cologne, Germany; Gothenburg, Sweden; and Bucharest, Romania.

SAFE HARBOR STATEMENT

The statements contained in this press release that are not purely historical, including statements regarding the Company's expectations, hopes, beliefs, intentions, or strategies regarding the future, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding, among other things, the growth of the Company's core business, revenue, and earnings performance going forward, management of overhead expenses, productivity, and operating expenses. Forward-looking statements may be identified by words including, but not limited to, "anticipates," "believes," "intends," "estimates," "promises," "expects," "should," "conditioned upon," and similar expressions. Prospective investors are cautioned that any such forward-looking statements are not guarantees that TechTeam will successfully renew the Global SPOC Services Contract, or renew the specific terms on a basis as favorable as the current contract. All forward-looking statements included in this press release are based on information available to the Company on the date hereof, and the Company assumes no obligation to update any such forward-looking statement. Prospective investors should also review all aspects of the Company's Reports on Forms 8-K, 10-Q, and 10-K filed with the United States Securities and Exchange Commission, including Management's Discussion and Analysis, and the risks described therein from time to time.

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CONTACTS:

TECHTEAM GLOBAL, INC.                   TECHTEAM GLOBAL, INC.
William F. Coyro, Jr.                   James M. Hoen
President and Chief Executive Officer   Vice President, Sales and Marketing -
(248) 357-2866                          North America
wcoyro@techteam.com                     (248) 357-2866
                                        jhoen@techteam.com


               27335 West 11 Mile Road, Southfield, Michigan 48034 Telephone (248) 357-2866 - Fax (248) 357-2570 - www.techteam.com